UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2014

Umpqua Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Oregon	001-34624	93-1261319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One SW Columbia, Suite 1200

Portland, Oregon 97258

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (503) 727-4100

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On April 1, 2014, Umpqua Holdings Corporation (“Umpqua”) and Sterling Financial Corporation (“Sterling”) issued a joint press release announcing that all regulatory approvals necessary to complete the previously announced merger between Umpqua and Sterling (the “Merger”) pursuant to the Agreement and Plan of Merger by and between Sterling and Umpqua, dated as of September 11, 2013, have been received.

Assuming the satisfaction of customary closing conditions to the Merger, Umpqua and Sterling expect to complete the Merger on or about April 18, 2014.  A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit Number	Description
99.1	Joint Press Release of Umpqua Holdings Corporation and Sterling Financial Corporation, dated April 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Umpqua Holdings Corporation

Date: April 1, 2014	By:	/s/ Steven L. Philpott
	Name:	Steven L. Philpott
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release of Umpqua Holdings Corporation and Sterling Financial Corporation, dated April 1, 2014